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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       FORM 8-K



                                    CURRENT REPORT
                          Pursuant to Section 13 or 15(d) of
                         THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): APRIL 24, 1998



                                  BEST BUY CO., INC.
                  (Exact name of registrant as specified in charter)




MINNESOTA                           1-9595                41-0907483
(State or other                 (Commission File         (I.R.S. Employer
jurisdiction of                     Number)            Identification No.)
incorporation)


                   7075 FLYING CLOUD DRIVE, EDEN PRAIRIE, MINNESOTA      55344
                       (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code: 612\947-2000


                                      NO CHANGE
            (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     On April 24, 1998, the Board of Directors of Best Buy Co, Inc., unanimously approved the appointment of Yvonne R. Jackson and Hatim A. Tyabji as directors to fill two vacancies on the Board. Ms. Jackson, appointed as a Class 1 director, is Senior Vice President of Human Resources Worldwide for Burger King Corporation. Mr. Tyabji, appointed as a Class 2 director, had been President and Chief Executive Officer of VeriFone, Inc., a global provider of transaction automation systems and internet commerce solutions, prior to its merger in June 1997 with Hewlett-Packard Company.




                                      SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BEST BUY CO., INC.
                                              (Registrant)



Date: April 30, 1998                         By:     /s/Elliot S. Kaplan
                                                 -------------------------------
                                                  Elliot S. Kaplan, Secretary


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